UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2019

Nebula Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38339	82-3008583
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

Four Embarcadero Center, Suite 2350 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

Nebula Acquisition Corporation, a Delaware corporation (“Nebula”), is in advanced discussions with a potential target company and expects to announce a deal shortly to acquire a high-growth, profitable financial technology business in the lending enablement and risk analytics space. The target company provides advanced analytics and risk-based pricing solutions to lenders through its technology platform; the platform leverages extensive proprietary data to help lenders better predict loan performance. The company is currently owned by the founders, management, and a number of other minority investors, including a prominent US-based growth equity firm. Nebula believes that the company’s financial profile is compelling: consistent EBITDA margins exceeding 50% and revenue growth above 30% for fiscal year 2018 and 2017.

The total enterprise value of the proposed transaction is anticipated to be approximately $1.3 billion, representing a multiple of 2020 expected EBITDA that is less than 13.0x. Nebula believes the anticipated valuation at consummation of the transaction will represent a meaningful discount to relevant public comparable multiples in the financial technology and data analytics sectors.

The seller and Nebula are working toward entering into a definitive agreement for the transaction. Nebula also has commitments for a significant amount of the financing necessary to effectuate the transaction. Notably, True Wind Capital has committed meaningful equity from its private equity fund in support of the deal and management is expected to roll approximately 70% of their current ownership.

Completion of the transaction is subject to, among other things, the negotiation and execution of a definitive agreement providing for the transaction, satisfaction of the closing conditions included therein and approval of the transaction by Nebula’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated.

Nebula has mailed to its stockholders of record as of December 3, 2019, a definitive proxy statement for a special meeting of stockholders to approve an extension of time for Nebula to complete an initial business combination through June 12, 2020. Currently, Nebula anticipates publicly-announcing the deal before the extension vote on January 9, 2020. If Nebula does not enter into a definitive agreement for an initial business combination by February 12, 2020 or if such agreement is subsequently terminated, Nebula will promptly redeem all of the public shares for their pro rata portion of the funds available in the trust account established in connection with Nebula’s initial public offering.

Advisors

Deutsche Bank Securities, Inc. AG and Goldman Sachs & Co. LLC are acting as capital markets advisors, financial advisors, and private placement agents, and Greenberg Traurig, LLP is acting as legal counsel to Nebula as part of the transaction.

About Nebula Acquisition Corporation

Nebula Acquisition Corporation, sponsored by True Wind Capital and led by Adam H. Clammer and James H. Greene, Jr., is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the technology industry.

About True Wind Capital

True Wind Capital is a San Francisco-based private equity firm focused on investing in leading technology companies in the lower middle-market and middle-market with a broad mandate including software, IT services, internet, semiconductors, industrial technology, and hardware. True Wind Capital is a value-added partner, providing support and expertise that is rooted in its teams’ 75+ years of collective investing experience. Mr. Adam H. Clammer and Mr. James H. Greene, Jr., are also the founding partners of True Wind Capital.

Important Information and Where to Find It

If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the stockholders of Nebula (the “Proxy Statement”), to be filed with the SEC. Nebula urges investors, stockholders and other interested persons to read, when available, the preliminary Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about Nebula, the potential target company and the transaction. The definitive Proxy Statement will be mailed to shareholders of Nebula as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2350, San Francisco, CA 94111. The preliminary and definitive Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Nebula and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of Nebula is set forth in Nebula’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nebula, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Nebula’s ability to enter into definitive agreements or consummate a transaction with the potential target company and Nebula’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of Nebula’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nebula and the potential target company. These forward looking statements are subject to a number of risks and uncertainties, including Nebula’s ability to enter into definitive agreements or consummate a transaction with the potential target company; the risk that the approval of the stockholders of Nebula for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Nebula and the potential target company; the amount of redemption requests made by Nebula’s stockholders; those factors discussed in Nebula’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Nebula presently does not know or that Nebula currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nebula’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nebula anticipates that subsequent events and developments will cause Nebula’s assessments to change. However, while Nebula may elect to update these forward-looking statements at some point in the future, Nebula specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nebula’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measure and Related Information

This Current Report on Form 8-K references EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by the Company may be different from other, similarly named non-GAAP measures used by others operating in the Company’s industry. In addition, such financial information is unaudited and/or does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by the Company with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 16, 2019

Nebula Acquisition Corporation

	By:	/s/ Adam H. Clammer
		Name:	Adam H. Clammer
		Title:	Co-Chief Executive Officer

3